UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007 (April 17, 2007)

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On April 17, 2007, SVB Financial Group (the “Company”) announced the appointment of Michael Descheneaux, the Company’s then Managing Director of Accounting and Financial Reporting, as the Company’s Chief Financial Officer, effective as of April 30, 2007.

Mr. Descheneaux, age 39, joined the Company in November 2006 as the Managing Director of Accounting and Financial Reporting and had been serving in that role until his appointment as Chief Financial Officer.  Prior to joining the Company, from September 2004 to November 2006, he was a Managing Director at Navigant Consulting, a business consulting firm that has provided, and from time to time continues to provide, consulting services to the Company, and from August 2002 to September 2004, he was an independent consultant.  Prior to that, from 1995 to 2002, he served in various leadership roles at Arthur Andersen for the Central and Eastern Europe Region, including Lead Partner of Financial Services Practice, Lead Audit Partner of Telecommunications/High-Tech Practice and Technical Expert Partner of U.S. Generally Accepted Accounting Principles and U.S. Generally Accepted Auditing Standards.  Mr. Descheneaux received a bachelor’s degree in business administration from Texas A&M University and is a certified public accountant.

On April 26, 2007, the Compensation Committee of the Board of Directors approved the final terms of employment for Mr. Descheneaux’s new position.  Under these terms, Mr. Descheneaux will receive a base salary of $275,000, and he will participate in the Company’s Incentive Compensation Plan for 2007.  He will continue to be eligible to participate in the Company’s Deferred Compensation Program and other company benefit programs.

Mr. Descheneaux is also expected to receive other long-term incentive compensation, including equity awards, which will be approved by the Compensation Committee at a later date in connection with its annual process of making equity awards to the Company’s executive officers.

Mr. Deschenenaux will also serve as the Company’s principal accounting officer.

A copy of Mr. Descheneaux’s offer letter for his former position was previously filed as Exhibit 10.31 to our initial Current Report on Form 8-K on April 17, 2007.  A copy of Mr. Descheneaux’s offer letter for the position of Chief Financial Officer is attached as Exhibit 10.32.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.32	Offer Letter, dated April 25, 2007, for Mr. Michael Descheneaux as Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2007		SVB FINANCIAL GROUP

	By:	/s/ KENNETH P. WILCOX
	Name:	Kenneth P. Wilcox
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.32	Offer Letter, dated April 25, 2007, for Mr. Michael Descheneaux as Chief Financial Officer